UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 1, 2015

SUMMER ENERGY HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

001-35496	20-2722022
(Commission File Number)	(I.R.S. Employer Identification No.)

800 Bering Drive, Suite 260
Houston, Texas 77057
(Address of principal executive offices)

(713) 375-2790
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events.

On April 1, 2015, Summer Energy Holdings, Inc. (the “Company”) posted a press release on its website regarding the Company’s performance during the 2014 fiscal year, as well as an the Company’s residential customer equivalent count.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits.

d) Exhibits

Exhibit No.	Description
99.1	Press Release of Summer Energy Holdings, Inc. dated April 1, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 1, 2015

SUMMER ENERGY HOLDINGS, INC.

By:	/s/ Jaleea P. George
Jaleea P. George
Chief Financial Officer